VESSELS, NET	12 Months Ended
Dec. 31, 2018
VESSELS, NET [Abstract]
VESSELS, NET
3.	VESSELS, NET

Vessels, Net, consists of the carrying value of 23 vessels and 30 vessels for the year ended December 31, 2018 and December 31, 2017, respectively. Vessels, Net includes drydocking costs.

Depreciation is calculated based on cost less estimated residual value of $8.0 million (2017: $4.0 million) per vessel over the estimated useful life of the vessel using the straight-line method. The estimate has been updated after observation of a longer period with steel prices obtained for retired Suezmax tankers above our previous estimate and the effect of this change in estimate as of January 1, 2018 has resulted in reduced depreciation charges of $10.0 million for the period ended December 31, 2018. The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard.

All figures in USD ‘000	2018		2017
Vessels as of January 1	1,769,967		1,700,040
Additions Vessels	169,446		69,927
Disposals Vessels	(632,326)		-
Drydocking as of January 1	119,303		99,153
Additions Drydocking	8,210		20,150
Disposals Drydocking	(75,182)		-
Total Vessels and Drydocking	1,359,418		1,889,270
Less Accumulated Depreciation	(405,660	)*	(842,977)
Less Accumulated Impairment Loss on Vessels	-	**	(110,480)
Vessels, net	953,758		935,813

*	Depreciation charges of $497.0 million related to vessels disposed of in 2018 is excluded

**	Impairment charges of $2.2 million and $110.5 million related to vessels disposed of in 2018 is excluded

The Company has taken delivery of three vessels, Nordic Aquarius, Nordic Cygnus and Nordic Tellus in 2018. The Company had paid $50.1 million in deposits for the three vessels delivered in 2018. The Company released $12.5 million in total of the deposits paid upon delivery of the three newbuildings as part of a financing arrangement (see further information in note 9).

The Company has disposed of 10 vessels in the period ending December 31, 2018, which resulted in a net loss of $6.6 million. The first eight vessels were delivered to their new owners in June and July 2018 and the remaining two vessels were delivered to their new owners in December 2018. The cash proceeds to the Company were about $97.6 million, which included $5.7 million in inventory. We also incurred $2.3 million in commissions and other transaction costs. As such the remaining cash inflow to the Company was $89.6 million.

Further, the Company has taken two vessels through periodical maintenance surveys in 2018.

Impairment Loss on Vessels

The Company recorded an impairment loss of $2.2 million and $110.5 million for the years ended December 31, 2018 and December 31, 2017, respectively. The Company did not record any impairment loss on vessels for the year ended December 31, 2016.

The Company reviewed its assets for impairment on an asset by asset basis. In determining whether the assets are recoverable, the Company compared the estimate of the undiscounted cash flows expected to be generated by the assets to its carrying value. As of December 31, 2018 it was determined that the sum of the undiscounted cash flows for each vessel exceeded its carrying value and no impairment was recorded. The Company recorded an impairment charge of $2.2 million related to the six vessels disposed of in July 2018.

In developing estimates of future undiscounted cash flows, we made assumptions and estimates based on historical trends as well as future expectations. The most important assumption in determining undiscounted cash flows are the estimated freight rates. Freight rates are volatile and the analysis is based on market rates obtained from third parties, in combination with historical achieved rates by the Company.